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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-33530

                        SUPPLEMENT TO THE PROSPECTUS OF
                           MORGAN STANLEY DEAN WITTER
                           EUROPEAN GROWTH FUND INC.
                             DATED JANUARY 31, 2000

     The disclosure in the section entitled "ADDITIONAL INVESTMENT STRATEGY INFORMATION" is amended to include the following:

   STOCK INDEX FUTURES. The fund may purchase and sell stock index futures contracts and options thereon. Stock index futures and options on stock index futures may be used to facilitate trading, to increase the Fund's market exposure, or to seek to protect against an increase in prices of securities that may be purchased.

     The disclosure in the section entitled "ADDITIONAL RISK INFORMATION" is amended to include the following:

   STOCK INDEX FUTURES. If the Fund invests in stock index futures or options thereon, its participation in these markets would subject the Fund to certain risks. If the Sub-Advisor's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of stock index futures and options thereon include, for example, the possible imperfect correlation between the price of the futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular insturment.


June 21, 2000